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                               FIRST AMENDMENT TO
                       UNION TEXAS PETROLEUM SAVINGS PLAN
                             FOR SALARIED EMPLOYEES


         WHEREAS, UNION TEXAS PETROLEUM HOLDINGS, INC. (the "Company") and other Employing Companies have heretofore adopted and maintained the UNION TEXAS PETROLEUM SAVINGS PLAN FOR SALARIED EMPLOYEES (the "Plan") for the benefit of their eligible employees; and

         WHEREAS, the Company desires to amend the Plan on behalf of itself and the Employing Companies;

         NOW, THEREFORE, the Plan shall be amended as follows, effective as of January 1, 1989:

         1. Section 3.1(e) of the Plan shall deleted and the following shall be substituted therefor:

                          "(e)   In further restriction of the Members'
         elections provided in Paragraphs (a), (b) and (c) above, it is specifically provided that one of the 'actual deferral percentage' tests set forth in section 401(k)(3) of the Code and the Treasury Regulations thereunder must be met in each Plan Year. For purposes of the actual deferral percentage tests, 'compensation' is defined as the total of all amounts paid by the Company to or for the benefit of a Member for services rendered or labor performed for the Company while a Member, which are required to be reported on the Member's federal income tax withholding statement or statements (Form W-2 or its subsequent equivalent). If multiple use of the alternative limitation (within the meaning of section 401(m)(9) of the Code and Treasury Regulations Section 1.401(m)-2(b)) occurs during a Plan Year such multiple use shall be corrected in accordance with the provisions of Treasury Regulation Section 1.401(m)-2(c); provided, however, that if such multiple use is not eliminated by making Employer Safe Harbor Contributions, then the 'actual contribution percentages' of all Highly Compensated Employees participating in the Plan shall be reduced, and the excess contributions distributed, in accordance with the provisions of Section 3.8(c) and Section 3.8(d), and applicable Treasury Regulations so that there is no such multiple use."

         2. Section 3.5 of the Plan shall deleted and the following shall be substituted therefor:

                "3.5   RESTRICTIONS ON COMPANY CONTRIBUTIONS.  In restriction
         of the Company Contributions hereunder, it is specifically provided that one of the 'actual contribution percentage' tests set forth in section 401(m) of the Code and the Treasury Regulations thereunder must be met in each Plan Year. For purposes of the actual contribution percentage tests, 'compensation' is defined as the total of all amounts paid by the Company to or for the benefit
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         of a Member for services rendered or labor performed for the Company while a Member, which are required to be reported on the Member's federal income tax withholding statement or statements (Form W-2 or its subsequent equivalent). The Committee may elect, in accordance with applicable Treasury Regulations, to treat Cash or Deferred Contributions to the Plan as Company Matching Contributions for the purposes of meeting this requirement.

         3. Section 3.8(b) of the Plan shall be deleted and the following shall be substituted therefor:

                          "(b)   Anything to the contrary herein
         notwithstanding, if, for any Plan Year, the aggregate Cash or Deferred Contributions made by the Company on behalf of Highly Compensated Employees exceeds the maximum amount of Cash or Deferred Contributions permitted on behalf of such Highly Compensated Employees pursuant to
         Section 3.1(e) (determined by first reducing the Cash or Deferred Contributions made on behalf of the Highly Compensated Employees with the highest 'actual deferral percentage' (as that term is defined in section 401(k)(3)(B) of the Code and the Treasury Regulations thereunder) to the extent necessary to satisfy the restrictions of
         Section 3.1(e) or to cause such Highly Compensated Employees' actual deferral percentage to equal the actual deferral percentage of the Highly Compensated Employees with the next highest actual deferral percentage and then continuing in such manner until the restrictions set forth in Section 3.1(e) are satisfied), such excess shall be distributed to the Highly Compensated Employees on whose behalf such excess was contributed before the end of the next following Plan Year. For purposes of this Paragraph, the determination and correction of excess Cash or Deferred Contributions of a Member whose actual deferral percentage is determined under the family aggregation rules of sections 401(k) and 414(q) of the Code shall be made in accordance with the provisions of such sections and the Treasury Regulations thereunder based upon such Member's Cash or Deferred Contributions in proportion to the total Cash or Deferred Contributions of all family members used to determine the actual deferral percentage."

         4. Section 3.8(g) of the Plan shall be deleted and the following shall be substituted therefor:

                          "(c)  Anything to the contrary herein
         notwithstanding, if, for any Plan Year, the aggregate Company Contributions allocated to the Accounts of Highly Compensated
         Employees exceeds the maximum amount of such Company Contributions permitted on behalf of such Highly Compensated Employees pursuant to
         Section 3.5 (determined by first reducing the Company Contributions made on behalf of the Highly Compensated Employees with the highest 'actual contribution percentage' (as that term is defined in section 401(m)(3) of the Code and Treasury Regulations thereunder) to the extent necessary to satisfy the restrictions of Section 3.5 or to cause such Highly Compensated Employees' contribution percentage to equal the contribution percentage of the Highly Compensated Employees with the next highest contribution percentage and then continuing

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         in such manner until the restrictions set forth in Section 3.5 are satisfied), such excess shall be distributed to the Highly Compensated Employees on whose behalf such excess contributions were made (or, if such excess contributions are forfeitable, they shall be forfeited) before the end of the next following Plan Year. For purposes of this Paragraph, the determination and correction of excess Company Contributions allocated to the Accounts of a Member whose contribution percentage is determined under the family aggregation rules of sections 401(m) and 414(q) of the Code shall be made in accordance with the provisions of such sections and the Treasury Regulations thereunder based upon such Member's Company Contributions in proportion to the total Company Contributions allocated to the Accounts of all family members used to determine the actual contribution percentage. Company Contributions shall be forfeited pursuant to this Paragraph only if distribution of all vested Company Contributions is insufficient to meet the requirements of this Paragraph. If vested Company Contributions are distributed to a Member and nonvested Company Contributions remain credited to such Member's Accounts, such nonvested Company Contributions shall vest at the same rate as if such distribution had not been made."

         5. Section 17.2(d) of the Plan shall be deleted and the following shall be substituted therefor:

                          "(d) In the case of a total or partial termination of the Plan, and in the absence of a Plan amendment to the contrary, the Trustee shall pay the balance of the Accounts of a Member for whom the Plan is terminated to such Member, subject to the time of payment, manner of payment and consent provisions of Article X; provided, however, that any distribution under sections 401(k)(2)(B) and 401(k)(10) of the Code and the Treasury Regulations thereunder shall be paid in a lump sum distribution."

         6.   The last sentence in Section 20.4 of the Plan shall be deleted.

         7. As amended hereby, the Plan is specifically ratified and reaffirmed.


         IN WITNESS WHEREOF, the undersigned has caused these presents to be executed on this 28th day of April, 1995.


                                        UNION TEXAS PETROLEUM HOLDINGS, INC.

                                                     /s/ A.C. Johnson
                                        BY: ___________________________________
                                            A.C. Johnson
                                            Chairman and Chief Executive Officer





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